UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2008

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	91-1696175
(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North, Seattle, Washington	98109
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 6, 2008, Jones Soda Co. (the "Company") implemented a reduction in workforce and as a result the Company's staff was reduced by approximately 38%. After this reduction, the Company's total headcount was 68. Severance and termination benefits to the affected employees are not expected to be material to the Company's financial results for the fourth quarter of 2008. The Company projects that the reduction in workforce will save an estimated $2.6 million in expenses on an annualized basis.

The workforce reduction was implemented in an effort to reduce ongoing operating expenses and improve the Company's overall efficiency and is consistent with other Jones Soda Co. initiatives to focus on strengthening the core elements of the business.

Forward-Looking Statements Disclosure

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the financial impact and expected costs savings of the reduction in workforce. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company's actual results include, among others, its inability to establish distribution arrangements directly with retailers or with independent distributors, its inability successfully implement its canned soda strategy and to manage its relationship with National Beverage Corp., its inability to maintain relationships with its co-packers, its inability to maintain a consistent and cost-effective supply of raw materials, its inability to receive returns on its trade spending and slotting fee expenditures, its inability to maintain brand image and product quality, its inability to protect its intellectual property, the impact of current and future litigation, its inability to develop new products to satisfy customer preferences, its inability to maintain effective internal controls and the impact of intense competition from other beverage suppliers. More information about factors that potentially could affect the Company's financial results is included in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

Date: October 6, 2008	By:	/s/ Stephen C. Jones
Stephen C. Jones Chief Executive Officer